Exhibit 99.3

AMERON INTERNATIONAL CORPORATION
AUDIT COMMITTEE CHARTER

1.        Members.  The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three members, all of whom shall be independent directors.  One member shall be designated as chairperson.  For purposes hereof, the term "independent" shall mean a director who meets the New York Stock Exchange ("NYSE") standards of independence for directors and audit committee members, as determined by the Board.

Each member of the Audit Committee must be "financially literate", and at least one member must have "accounting or related financial management expertise", as such terms are used in the NYSE Rules and as determined by the Board.

2.        Purposes, Duties, and Responsibilities.  The Audit Committee’s responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the Company's outside auditors are responsible for auditing those financial statements.  Additionally, the Audit Committee recognizes that the financial management of the Company, as well as the outside auditors of the Company, have more time, knowledge and more detailed information on the Company than do Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not expected to provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the work of the Company’s outside auditors.

The purposes of the Audit Committee shall be to:

•	represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor; and
•	prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company's annual proxy statement.

Among its specific duties and responsibilities, the Audit Committee shall:

(i)       Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor.  In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee.

(ii)      Obtain and review, at least annually, a report by the outside auditor describing: the outside auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

(iii)     Approve in advance all audit services to be provided by the outside auditor.  (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.)

(iv)      Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

(v)       Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

(vi)      Review and discuss with the outside auditor: (A) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditor with respect to interim periods.

(vii)     Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

(viii)    Recommend to the Board based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(ix)      Review and discuss the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the outside auditor or management.

(x)       Review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

(xi)      Review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

(xii)     Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

(xiii)    Review and discuss the Company's policies with respect to risk assessment and risk management.

(xiv)     Oversee the Company's compliance systems with respect to legal and regulatory requirements and review the Company's codes of conduct and programs to monitor compliance with such codes.

(xv)      Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(xvi)     Establish clear policies for the hiring of employees and former employees of the outside auditor.

(xvii)    Annually evaluate the performance of the Audit Committee and assess the adequacy of the Audit Committee charter.

3.        Subcommittees.  To the extent permitted by the NYSE Standards and applicable legal requirements, the Audit Committee may delegate specified duties and responsibilities to a subcommittee of the Audit Committee consisting of not less than two members of the committee.

4.        Outside Advisors.  The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Audit Committee, from the Company for payment of compensation to any such advisors.

5.        Meetings.  The Audit Committee shall meet at least 4 times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine.  The majority of the members of the Audit Committee constitutes a quorum.  The Audit Committee shall meet separately in executive session, periodically, with each of management, the principal internal auditor of the Company and the outside auditor.  The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

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